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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 28, 1999


                            Iroquois Bancorp, Inc.
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              (Exact name of registrant as specified in charter)


          New York                     0-18301                   16-1351101
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)

 115 Genesee Street, Auburn, New York                             13021
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code         315-252-9521
                                                    ---------------------------

                                     N.A.
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS

          On October 21, 1999, Iroquois Bancorp, Inc., a New York corporation (the "Registrant"), issued a press release to announce that its Board of Directors authorized the Registrant to repurchase up to an aggregate of 120,000 shares of its common stock, par value $1.00 per share. The full text of such press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(c)   Exhibits.

       Exhibit No.                          Description
       -----------                          -----------
           99.1                 Press Release, dated October 28, 1999
                                           of the Registrant
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IROQUOIS BANCORP, INC.


                                 By: /s/Marianne R. O'Connor
                                     ---------------------------
                                     Name:  Marianne R. O'Connor
                                     Title: Treasurer & CFO